FOR IMMEDIATE RELEASE

Workiva Announces First Quarter 2018 Financial Results
Q1 Total Revenue of $59.9 million, Up 15.4% from Q1 2017
Q1 Subscription and Support Revenue of $46.5 million, Up 17.5% from Q1 2017
AMES, Iowa - May 2, 2018 -- Workiva Inc. (NYSE: WK), a leader in data collaboration, reporting and compliance solutions, today announced financial results for its first quarter ended March 31, 2018.

“We posted strong results in the first quarter of 2018, highlighted by an increase of 15.4% in total revenue over the same quarter last year, with subscription and support revenue up 17.5% and professional services revenue up 8.7%,” said Matt Rizai, Chairman and Chief Executive Officer of Workiva. “We outperformed our guidance for quarterly revenue, operating loss and loss per share.”
First Quarter 2018 Financial Highlights

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Revenue: Total revenue for the first quarter of 2018 reached $59.9 million, an increase of 15.4% from $51.9 million in the first quarter of 2017. Subscription and support revenue contributed $46.5 million, up 17.5% versus the first quarter of 2017. Professional services revenue was $13.4 million, an increase of 8.7% compared to the same quarter in the prior year. Adoption of ASC 606 caused recognition of professional services revenue to be $1.7 million less for the first quarter of 2018 than what would have been recognized under the legacy standard.

•
Gross Profit: GAAP gross profit for the first quarter of 2018 was $43.4 million compared with $37.7 million in the same quarter of 2017. GAAP gross margin was 72.4% versus 72.6% in the first quarter of 2017. Non-GAAP gross profit for the first quarter of 2018 was $43.7 million, an increase of 15.3% compared with the prior year's first quarter, and non-GAAP gross margin was 73.0% compared to 73.1% in the first quarter of 2017.

•
Loss from Operations: GAAP loss from operations for the first quarter of 2018 was $9.5 million compared with a loss of $6.0 million in the prior year's first quarter. Non-GAAP loss from operations was $3.6 million, compared with non-GAAP loss from operations of $1.8 million in the first quarter of 2017. Adoption of ASC 606 caused loss from operations to be $0.2 million less for the first quarter of 2018 than what would have been recognized under the legacy standard.

•
Net Loss: GAAP net loss for the first quarter of 2018 was $9.6 million compared with a net loss of $5.8 million for the prior year's first quarter. GAAP net loss per basic and diluted share was $0.22 compared with a net loss per basic and diluted share of $0.14 in the first quarter of 2017.

•
Non-GAAP net loss for the first quarter of 2018 was $3.7 million compared with a net loss of $1.7 million in the prior year's first quarter. Non-GAAP net loss per basic and diluted share was $0.09 compared with a net loss per basic and diluted share of $0.04 in the first quarter of 2017.

Key Metrics

•	Customers: Workiva had 3,119 customers as of March 31, 2018, a net increase of 294 customers from March 31, 2017.

•	Revenue Retention Rate: As of March 31, 2018, Workiva's revenue retention rate (excluding add-on revenue) was 95.7%, and the revenue retention rate including add-on revenue was 105.3%. Add-on revenue includes the change in both seats purchased and seat pricing for existing customers. Revenue retention rates are calculated using the legacy accounting standard ASC 605. Revenue retention rates will be calculated using ASC 606 when comparable data becomes available.

•
Large Contracts: As of March 31, 2018, Workiva had 335 customers with an annual contract value (ACV) of more than $100,000, up 34.0% from 250 customers at March 31, 2017. Workiva had 151 customers with an ACV of more than $150,000, up 49.5% from 101 customers in the first quarter of last year.

Financial Outlook
As of May 2, 2018, Workiva is providing guidance for its second quarter 2018 and full year 2018 as follows:
Second Quarter 2018 Guidance:

•	Total revenue is expected to be in the range of $55.7 million to $56.2 million.

•	GAAP loss from operations is expected to be in the range of $16.9 million to $17.4 million.

•	Non-GAAP loss from operations is expected to be in the range of $10.0 million to $10.5 million.

•	GAAP net loss per basic and diluted share is expected to be in the range of $0.40 to $0.41.

•	Non-GAAP net loss per basic and diluted share is expected to be in the range of $0.24 to $0.25.

•	Net loss per basic and diluted share is based on 43.3 million weighted-average shares outstanding.
Full Year 2018 Guidance:

•	Total revenue is expected to be in the range of $235.5 million to $237.0 million.

•	GAAP loss from operations is expected to be in the range of $56.3 million to $57.8 million.

•	Non-GAAP loss from operations is expected to be in the range of $30.0 million to $31.5 million.

•	GAAP net loss per basic and diluted share is expected to be in the range of $1.32 to $1.35.

•	Non-GAAP net loss per basic and diluted share is expected to be in the range of $0.72 to $0.75.

•	Net loss per basic and diluted share is based on 43.5 million weighted-average shares outstanding.

Quarterly Conference Call
Workiva will host a conference call today at 5:00 p.m. ET to review the Company’s financial results for the first quarter and full year 2018, in addition to discussing the Company’s outlook for the second quarter and full year 2018. To access this call, dial 866-393-4306 (domestic) or 734-385-2616 (international). The conference ID is 4168126. A live webcast of the conference call will be accessible in the “Investor Relations” section of Workiva’s website at www.workiva.com. A replay of this conference call can also be accessed through May 9, 2018 at 855-859-2056 (domestic) or 404-537-3406 (international). The replay pass code is 4168126. An archived webcast of this conference call will also be available an hour after the completion of the call in the “Investor Relations” section of the Company’s website at www.workiva.com.
About Workiva
Workiva delivers Wdesk, a leading enterprise cloud platform for data collaboration, reporting and compliance that is used by thousands of organizations worldwide, including over 70 percent of the Fortune 500®. Companies of all sizes, state and local governments and educational institutions use Wdesk to help mitigate risk, improve productivity and gain confidence in their data-driven decisions. For more information about Workiva (NYSE:WK), please visit workiva.com.

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Non-GAAP Financial Measures
The non-GAAP adjustments referenced herein relate to the exclusion of stock-based compensation. A reconciliation of GAAP to non-GAAP historical financial measures has been provided in Table I at the end of this press release. A reconciliation of GAAP to non-GAAP guidance has been provided in Table II at the end of this press release.

Workiva believes that the use of non-GAAP gross profit and gross margin, non-GAAP loss from operations, non-GAAP net loss and non-GAAP net loss per share is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP gross profit is calculated by excluding stock-based compensation expense attributable to cost of revenues from gross profit. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by revenues. Non-GAAP loss from operations is calculated by excluding stock-based compensation expense from loss from operations. Non-GAAP net loss is calculated by excluding stock-based compensation expense, net of tax, from net loss. Non-GAAP net loss per share is calculated by dividing non-GAAP net loss by the weighted- average shares outstanding as presented in the calculation of GAAP net loss per share. Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Workiva believes that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between its operating results from period to period. Workiva’s management uses these non-GAAP financial measures as tools for financial and operational decision making and for evaluating Workiva’s own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in Workiva’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Workiva’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Workiva’s business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Workiva’s business.

Safe Harbor Statement
Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology.

Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission, including the Company’s annual reports filed on Form 10-K and quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-

looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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Investor Contact:	Media Contact:
Adam Rogers	Kevin McCarthy
Workiva Inc.	Workiva Inc.
investor@workiva.com	press@workiva.com
(515) 663-4493	(515) 663-4471

WORKIVA INC. CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except share and per share amounts)

	Three months ended March 31,
	2018	2017
	(unaudited)
Revenue
Subscription and support	$46,470	$39,540
Professional services	13,436	12,364
Total revenue	59,906	51,904
Cost of revenue
Subscription and support (1)	8,802	7,637
Professional services (1)	7,709	6,581
Total cost of revenue	16,511	14,218
Gross profit	43,395	37,686
Operating expenses
Research and development (1)	20,127	15,536
Sales and marketing (1)	21,006	18,713
General and administrative (1)	11,768	9,421
Total operating expenses	52,901	43,670
Loss from operations	(9,506)	(5,984)
Interest expense	(450)	(455)
Other income, net	343	612
Loss before provision for income taxes	(9,613)	(5,827)
Provision for income taxes	5	9
Net loss	$(9,618)	$(5,836)
Net loss per common share:
Basic and diluted	$(0.22)	$(0.14)
Weighted-average common shares outstanding - basic and diluted	42,858,756	41,108,611

(1) Includes stock-based compensation expense as follows:

	Three months ended March 31,
	2018	2017
	(unaudited)
Cost of revenue
Subscription and support	$171	$140
Professional services	150	100
Operating expenses
Research and development	1,021	493
Sales and marketing	1,113	659
General and administrative	3,450	2,747

WORKIVA INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	March 31, 2018	December 31, 2017
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$65,256	$60,333
Marketable securities	15,801	16,364
Accounts receivable, net	39,202	28,800
Deferred commissions	3,845	2,376
Other receivables	949	975
Prepaid expenses	6,216	6,444
Total current assets	131,269	115,292
Property and equipment, net	39,801	40,444
Deferred commissions, non-current	5,489	—
Intangible assets, net	1,158	1,118
Other assets	920	861
Total assets	$178,637	$157,715
Liabilities and Stockholders’ Deficit
Current liabilities
Accounts payable	$5,913	$3,060
Accrued expenses and other current liabilities	26,383	20,212
Deferred revenue	110,943	104,684
Deferred government grant obligation	129	217
Current portion of capital lease and financing obligations	1,161	1,168
Total current liabilities	144,529	129,341
Deferred revenue, non-current	20,968	22,709
Deferred government grant obligation	258	278
Other long-term liabilities	3,966	3,896
Capital lease and financing obligations	18,134	18,425
Total liabilities	187,855	174,649
Stockholders’ deficit
Common stock	43	42
Additional paid-in-capital	257,297	248,289
Accumulated deficit	(266,574)	(265,337)
Accumulated other comprehensive income	16	72
Total stockholders’ deficit	(9,218)	(16,934)
Total liabilities and stockholders’ deficit	$178,637	$157,715

WORKIVA INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	Three months ended March 31,
	2018	2017
	(unaudited)
Cash flows from operating activities
Net loss	$(9,618)	$(5,836)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	872	891
Stock-based compensation expense	5,905	4,139
Provision for doubtful accounts	44	286
Amortization of premiums and discounts on marketable securities, net	18	31
Recognition of deferred government grant obligation	(108)	(538)
Changes in assets and liabilities:
Accounts receivable	6,542	2,686
Deferred commissions	(1,649)	(2)
Other receivables	27	840
Prepaid expenses	231	804
Other assets	(58)	(23)
Accounts payable	2,677	1,017
Deferred revenue	(2,345)	4,096
Accrued expenses and other liabilities	(755)	(5,811)
Net cash provided by operating activities	1,783	2,580
Cash flows from investing activities
Purchase of property and equipment	(9)	(121)
Purchase of marketable securities	—	(4,091)
Maturities of marketable securities	500	3,001
Purchase of intangible assets	(64)	(31)
Net cash provided by (used in) investing activities	427	(1,242)
Cash flows from financing activities
Proceeds from option exercises	3,075	806
Taxes paid related to net share settlements of stock-based compensation awards	(1,342)	(936)
Proceeds from shares issued in connection with employee stock purchase plan	1,370	—
Principal payments on capital lease and financing obligations	(298)	(297)
Net cash provided by (used in) financing activities	2,805	(427)
Effect of foreign exchange rates on cash	(92)	12
Net increase in cash and cash equivalents	4,923	923
Cash and cash equivalents at beginning of period	60,333	51,281
Cash and cash equivalents at end of period	$65,256	$52,204

TABLE I WORKIVA INC. RECONCILIATION OF NON-GAAP INFORMATION (in thousands, except share and per share)

	Three months ended March 31,
	2018	2017
Gross profit, subscription and support	$37,668	$31,903
Add back: Stock-based compensation	171	140
Gross profit, subscription and support, non-GAAP	$37,839	$32,043
As a percentage of subscription and support revenue, non-GAAP	81.4%	81.0%

Gross profit, professional services	$5,727	$5,783
Add back: Stock-based compensation	150	100
Gross profit, professional services, non-GAAP	$5,877	$5,883
As a percentage of professional services revenue, non-GAAP	43.7%	47.6%

Gross profit, as reported	$43,395	$37,686
Add back: Stock-based compensation	321	240
Gross profit, non-GAAP	$43,716	$37,926
As percentage of revenue, non-GAAP	73.0%	73.1%

Research and development, as reported	$20,127	$15,536
Less: Stock-based compensation	1,021	493
Research and development, non-GAAP	$19,106	$15,043
As percentage of revenue, non-GAAP	31.9%	29.0%

Sales and marketing, as reported	$21,006	$18,713
Less: Stock-based compensation	1,113	659
Sales and marketing, non-GAAP	$19,893	$18,054
As percentage of revenue, non-GAAP	33.2%	34.8%

General and administrative, as reported	$11,768	$9,421
Less: Stock-based compensation	3,450	2,747
General and administrative, non-GAAP	$8,318	$6,674
As percentage of revenue, non-GAAP	13.9%	12.9%

Loss from operations	$(9,506)	$(5,984)
Add back: Stock-based compensation	5,905	4,139
Loss from operations, non-GAAP	$(3,601)	$(1,845)
As percentage of revenue, non-GAAP	(6.0)%	(3.6)%

Net loss	$(9,618)	$(5,836)
Add back: Stock-based compensation	5,905	4,139
Net loss, non-GAAP	$(3,713)	$(1,697)
As percentage of revenue, non-GAAP	(6.2)%	(3.3)%

Net loss per basic and diluted share:	$(0.22)	$(0.14)
Add back: Stock-based compensation	0.13	0.10
Net loss per basic and diluted share, non-GAAP	$(0.09)	$(0.04)
Weighted-average common shares outstanding - basic and diluted, non-GAAP	42,858,756	41,108,611

TABLE II WORKIVA INC. RECONCILIATION OF NON-GAAP GUIDANCE (in thousands, except share and per share data)

	Three months ending June 30, 2018			Year ending December 31, 2018

Loss from operations, GAAP range	$(16,900)	-	$(17,400)	$(56,300)	-	$(57,800)
Add back: Stock-based compensation	6,900		6,900	26,300		26,300
Loss from operations, non-GAAP range	$(10,000)	-	$(10,500)	$(30,000)	-	$(31,500)

Net loss per share, GAAP range	$(0.40)	-	$(0.41)	$(1.32)	-	$(1.35)
Add back: Stock-based compensation	0.16		0.16	0.60		0.60
Net loss per share, non-GAAP range	$(0.24)	-	$(0.25)	$(0.72)	-	$(0.75)

Weighted-average common shares outstanding - basic and diluted	43,300,000		43,300,000	43,500,000		43,500,000